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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-16971) pertaining to the 1996 Incentive Stock Plan of our report dated March 5, 1999, with respect to the consolidated financial statements and schedule included in this amended Annual Report (Form 10-K/A Amendment No. 1) of Karrington Health, Inc.




                                        /s/  Ernst & Young LLP

Columbus, Ohio
April 12, 1999